UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2009 (January 1, 2009)

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

430 Airport Road Greeneville, Tennessee	37745
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  OTHER EVENTS.

Item 8.01.  Other Events.

Effective January 1, 2009, G. Michael Lynch will replace Richard W. Hanselman as Lead Independent Director of the Board of Directors for Forward Air Corporation. Mr. Lynch has been a director with the Company since July 2005. Also, effective January 1, 2009, Tracy A. Leinbach will replace G. Michael Lynch as Chairperson of the Audit Committee. Ms. Leinbach has been on the Board of Directors since March 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: January 5, 2009	By:	/s/ Matthew J. Jewell
Matthew J. Jewell Executive Vice President, Chief Legal Officer and Secretary